Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

June 30, 2009

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information June 30, 2009

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 19 properties totaling 8,358 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

46

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President, Treasurer

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Equity Research Coverage

Firm	Analyst	Telephone
Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	June 30, 2009
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,167	75,167
Operating partnership units outstanding	971	971
Stock options outstanding	885	885
Restricted stock units outstanding	861	861

Combined shares, options and units outstanding	77,884	77,884
Common stock price at end of period	$1.11	$1.11

Common equity capitalization	$86,451	$86,451
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt (excludes discount on exchangeable senior notes)	1,757,758	1,757,758
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(69,432)	(69,432)

Total enterprise value	$2,320,773	$2,145,013

Net Debt / Total Enterprise Value	80.3%	78.7%
Preferred Equity / Total Enterprise Value	16.0%	17.3%
Common Equity / Total Enterprise Value	3.7%	4.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues:
Rooms	$104,627	$148,320	$201,213	$278,600
Food and beverage	60,644	91,157	117,750	170,281
Other hotel operating revenue	26,179	29,074	51,970	56,228

	191,450	268,551	370,933	505,109
Lease revenue	1,169	1,402	2,289	2,689

Total revenues	192,619	269,953	373,222	507,798

Operating Costs and Expenses:
Rooms	28,902	35,448	56,191	68,573
Food and beverage	44,129	59,777	86,956	116,520
Other departmental expenses	54,143	64,216	109,381	126,778
Management fees	7,659	11,047	14,422	20,656
Other hotel expenses	13,933	15,317	27,715	31,359
Lease expense	4,159	4,534	8,125	8,861
Depreciation and amortization	35,211	30,197	69,314	57,800
Impairment losses and other charges	49,755	—	50,214	—
Corporate expenses	5,456	7,566	15,880	14,996

Total operating costs and expenses	243,347	228,102	438,198	445,543

Operating (loss) income	(50,728)	41,851	(64,976)	62,255
Interest expense	(26,259)	(22,662)	(50,225)	(45,504)
Interest income	98	459	512	1,054
Loss on early extinguishment of debt	—	—	(883)	—
Equity in earnings of joint ventures	432	1,582	571	803
Foreign currency exchange (loss) gain	(1,109)	4,687	906	1,478
Other income (expenses), net	82	(177)	43	(439)

(Loss) income before income taxes, distributions in excess of noncontrolling interest capital, loss on sale of noncontrolling interests in hotel properties and discontinued operations	(77,484)	25,740	(114,052)	19,647
Income tax expense	(682)	(6,435)	(782)	(6,647)
Distributions in excess of noncontrolling interest capital	—	(784)	—	(784)

(Loss) income before loss on sale of noncontrolling interests in hotel properties and discontinued operations	(78,166)	18,521	(114,834)	12,216
Loss on sale of noncontrolling interests in hotel properties	—	(41)	—	(46)

(Loss) income from continuing operations	(78,166)	18,480	(114,834)	12,170
Income from discontinued operations, net of tax	—	2,068	—	7,268

Net (loss) income	(78,166)	20,548	(114,834)	19,438
Net loss (income) attributable to the noncontrolling interests in SHR’s operating partnership	1,007	(254)	1,453	(252)
Net income attributable to the noncontrolling interests in consolidated affiliates	(1,101)	(2,006)	(348)	(1,109)

Net (loss) income attributable to SHR	(78,260)	18,288	(113,729)	18,077
Preferred shareholder dividends	(7,722)	(7,722)	(15,443)	(15,443)

Net (loss) income attributable to SHR common shareholders	$(85,982)	$10,566	$(129,172)	$2,634

Basic (Loss) Income Per Share:
(Loss) income from continuing operations attributable to SHR common shareholders	$(1.14)	$0.11	$(1.72)	$(0.06)
Income from discontinued operations attributable to SHR common shareholders	—	0.03	—	0.10

Net (loss) income attributable to SHR common shareholders	$(1.14)	$0.14	$(1.72)	$0.04

Weighted average common shares outstanding	75,381	75,000	75,166	74,991

Diluted (Loss) Income Per Share:
(Loss) income from continuing operations attributable to SHR common shareholders	$(1.14)	$0.11	$(1.72)	$(0.06)
Income from discontinued operations attributable to SHR common shareholders	—	0.03	—	0.10

Net (loss) income attributable to SHR common shareholders	$(1.14)	$0.14	$(1.72)	$0.04

Weighted average common shares outstanding	75,381	75,048	75,166	74,991

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009 and December 31, 2008

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2009	December 31, 2008
Assets
Investment in hotel properties, net	$2,369,540	$2,383,860
Goodwill	80,081	120,329
Intangible assets, net of accumulated amortization of $4,003 and $3,096	35,254	32,277
Investment in joint ventures	81,938	82,122
Cash and cash equivalents	69,432	80,954
Restricted cash and cash equivalents	20,229	37,358
Accounts receivable, net of allowance for doubtful accounts of $2,512 and $2,203	64,734	70,945
Deferred financing costs, net of accumulated amortization of $8,885 and $6,655	14,871	10,375
Deferred tax assets	37,612	38,260
Other assets	47,184	52,687

Total assets	$2,820,875	$2,909,167

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,317,258	$1,301,535
Exchangeable senior notes, net of discount	167,241	165,155
Bank credit facility	260,500	206,000
Accounts payable and accrued expenses	197,534	281,918
Deferred tax liabilities	33,654	34,236
Deferred gain on sale of hotels	102,227	104,251

Total liabilities	2,078,414	2,093,095

Noncontrolling interests in SHR’s operating partnership	4,555	5,330

Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,167,096 and 74,410,012 common shares issued and outstanding)	750	744
Additional paid-in capital	1,232,971	1,228,774
Accumulated deficit	(823,992)	(710,263)
Accumulated other comprehensive loss	(55,418)	(93,637)

Total SHR’s shareholders’ equity	712,232	783,539
Noncontrolling interests in consolidated affiliates	25,674	27,203

Total equity	737,906	810,742

Total liabilities and equity	$2,820,875	$2,909,167

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 2, 2008, we sold the Hyatt Regency Phoenix for net sales proceeds of $89.6 million.

The following is a summary of income from discontinued operations for the three and six months ended June 30, 2009 and 2008 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Hotel operating revenues	$—	$10,052	$—	$24,275

Operating costs and expenses	—	7,711	—	16,189
Depreciation and amortization	—	461	—	1,151

Total operating costs and expenses	—	8,172	—	17,340

Operating income	—	1,880	—	6,935
Interest income	—	1	—	1
Other expenses, net	—	(76)	—	(257)
Income tax benefit	—	265	—	175
(Loss) gain on sale of assets	—	(2)	—	414

Income from discontinued operations	$—	$2,068	$—	$7,268

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Total revenues (100%)	$30,006	$39,411	$58,198	$74,269
Property EBITDA (100%)	$9,441	$14,703	$17,947	$26,151

Equity in earnings of joint venture (SHR 45% ownership)
Property EBITDA	$4,248	$6,616	$8,076	$11,768
Depreciation and amortization	(1,922)	(1,747)	(3,825)	(3,647)
Interest expense	(1,970)	(3,577)	(4,031)	(7,988)
Other income (expense), net	41	(6)	(142)	(34)
Income taxes	(13)	(38)	200	302

Equity in earnings of joint venture	$384	$1,248	$278	$401

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$384	$1,248	$278	$401
Depreciation and amortization	1,922	1,747	3,825	3,647
Interest expense	1,970	3,577	4,031	7,988
Income taxes	13	38	(200)	(302)

EBITDA Contribution for investment in Hotel del Coronado	$4,289	$6,610	$7,934	$11,734

FFO Contribution from investment in Hotel del Coronado
Equity in earnings of joint venture	$384	$1,248	$278	$401
Depreciation and amortization	1,922	1,747	3,825	3,647

FFO Contribution for investment in Hotel del Coronado	$2,306	$2,995	$4,103	$4,048

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.39%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	2.81%	250 bp	18,500	January 2011 (a)

			628,500
Cash and cash equivalents			(50,446)

Net Debt			$578,054

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	May 2009
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	June 2009	3.0%	$630,000	January 2010
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	February 2010	5.0%	$630,000	January 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
North Beach Venture
Hotel condominium sales (100%)	$—	$—	$—	$78
Hotel condominium cost of sales (100%)	$—	$(408)	$(4)	$(309)

SHR’s 45% share
Hotel condominium sales	$—	$—	$—	$35
Hotel condominium cost of sales	—	(184)	(2)	(139)
Other income, net	9	11	13	23
Income taxes	—	67	—	31

SHR’s share of net income (loss)	$9	$(106)	$11	$(50)

Net income (loss)	$9	$(106)	$11	$(50)
Income taxes	—	(67)	—	(31)

EBITDA Contribution for investment in North Beach Venture	$9	$(173)	$11	$(81)

FFO Contribution for investment in North Beach Venture	$9	$(106)	$11	$(50)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
RCPM
SHR’s 31% share
Sales	$355	$3,232	$1,398	$3,428

EBITDA Contribution for investment in RCPM	$(57)	$1,069	$337	$1,127

FFO Contribution for investment in RCPM	$(45)	$678	$234	$719

SHR’s share of total residential activity:
Sales	$355	$3,232	$1,398	$3,463

EBITDA	$(48)	$896	$348	$1,046

FFO	$(36)	$572	$245	$669

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Leasehold Information

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Paris Marriott Champs Elysees:
Property EBITDA	$4,645	$6,092	$7,252	$10,096

Revenue (a)	$4,645	$6,092	$7,252	$10,096

Lease Expense	(2,985)	(3,213)	(5,847)	(6,272)
Less: Deferred Gain on Sale Leaseback	(1,146)	(1,315)	(2,246)	(2,579)

Adjusted Lease Expense	(4,131)	(4,528)	(8,093)	(8,851)

EBITDA Contribution from Leasehold	$514	$1,564	$(841)	$1,245

Marriott Hamburg:
Property EBITDA	$1,422	$1,668	$2,775	$3,229

Revenue (a)	$1,169	$1,402	$2,289	$2,689

Lease Expense	(1,174)	(1,321)	(2,278)	(2,589)
Less: Deferred Gain on Sale Leaseback	(53)	(61)	(104)	(119)

Adjusted Lease Expense	(1,227)	(1,382)	(2,382)	(2,708)

EBITDA Contribution from Leasehold	$(58)	$20	$(93)	$(19)

Total Leaseholds:
Property EBITDA	$6,067	$7,760	$10,027	$13,325

Revenue (a)	$5,814	$7,494	$9,541	$12,785

Lease Expense	(4,159)	(4,534)	(8,125)	(8,861)
Less: Deferred Gain on Sale Leaseback	(1,199)	(1,376)	(2,350)	(2,698)

Adjusted Lease Expense	(5,358)	(5,910)	(10,475)	(11,559)

EBITDA Contribution from Leasehold	$456	$1,584	$(934)	$1,226

	June 30, 2009	December 31, 2008
Security Deposits (b):
Paris Marriott Champs Elysees	$13,568	$15,507
Marriott Hamburg	7,015	6,984

Total	$20,583	$22,491

(a)	For the three and six months ended June 30, 2009 and 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and six months ended June 30, 2009 and 2008, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, and EBITDA.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Reconciliation of Net (Loss) Income Attributable to SHR Common Shareholders to EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net (loss) income attributable to SHR common shareholders	$(85,982)	$10,566	$(129,172)	$2,634
Depreciation and amortization—continuing operations	35,211	30,197	69,314	57,800
Depreciation and amortization—discontinued operations	—	461	—	1,151
Interest expense—continuing operations	26,259	22,662	50,225	45,504
Income taxes—continuing operations	682	6,435	782	6,647
Income taxes—discontinued operations	—	(265)	—	(175)
Noncontrolling interests	(1,007)	254	(1,453)	252
Adjustments from consolidated affiliates (a)	(2,741)	(2,601)	(4,305)	(4,272)
Adjustments from unconsolidated affiliates	3,925	5,608	7,824	11,597
Preferred shareholder dividends	7,722	7,722	15,443	15,443

EBITDA	(15,931)	81,039	8,658	136,581
Realized portion of deferred gain on sale leasebacks	(1,199)	(1,376)	(2,350)	(2,698)
Loss (gain) on sale of assets—continuing operations	7	(17)	5	(134)
Loss (gain) on sale of assets—discontinued operations	—	2	—	(414)
Loss on sale of noncontrolling interests in hotel properties	—	41	—	46
Impairment losses and other charges	49,755	—	50,214	—
Impairment losses and other charges—adjustments from consolidated affiliates	(169)	—	(169)	—
Foreign currency exchange loss (gain) (b)	1,109	(4,687)	(906)	(1,478)
Hyatt Regency La Jolla noncontrolling interest (a)	—	(1,703)	—	(2,883)
Distributions in excess of noncontrolling interest capital	—	784	—	784
Loss on early extinguishment of debt	—	—	883	—

Comparable EBITDA	$33,572	$74,083	$56,335	$129,804

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net income attributable to SHR common shareholders under GAAP accounting rules for the three and six months ended June 30, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three and six months ended June 30, 2009.
(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Reconciliation of Net (Loss) Income Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net (loss) income attributable to SHR common shareholders	$(85,982)	$10,566	$(129,172)	$2,634
Depreciation and amortization—continuing operations	35,211	30,197	69,314	57,800
Depreciation and amortization—discontinued operations	—	461	—	1,151
Corporate depreciation	(304)	(300)	(608)	(592)
Loss (gain) on sale of assets—continuing operations	7	(17)	5	(134)
Loss (gain) on sale of assets—discontinued operations	—	2	—	(414)
Loss on sale of noncontrolling interests in hotel properties	—	41	—	46
Realized portion of deferred gain on sale leasebacks	(1,199)	(1,376)	(2,350)	(2,698)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	358	410	701	804
Noncontrolling interests adjustments	(472)	(415)	(929)	(802)
Adjustments from consolidated affiliates (a)	(1,860)	(1,361)	(3,692)	(2,636)
Adjustments from unconsolidated affiliates	1,954	1,747	3,889	3,647

FFO	(52,287)	39,955	(62,842)	58,806
Convertible noncontrolling interests	(535)	669	(524)	1,054

FFO—Fully Diluted	(52,822)	40,624	(63,366)	59,860
Impairment losses and other charges	49,755	—	50,214	—
Impairment losses and other charges—adjustments from consolidated affiliates	(169)	—	(169)	—
Foreign currency exchange loss (gain), net of tax (b)	761	(3,838)	(1,416)	78
Hyatt Regency La Jolla noncontrolling interest (a)	—	(1,193)	—	(1,782)
Distributions in excess of noncontrolling interest capital	—	784	—	784
Loss on early extinguishment of debt	—	—	883	—

Comparable FFO	$(2,475)	$36,377	$(13,854)	$58,940

Comparable FFO per diluted share	$(0.03)	$0.48	$(0.18)	$0.77

Weighted average diluted shares	75,381	76,024	75,166	76,129

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net income attributable to SHR common shareholders under GAAP accounting rules for the three and six months ended June 30, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three and six months ended June 30, 2009.
(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity (b)
Punta Mita land parcel promissory note	N/A	N/A		$17,257	August 2009
Bank credit facility	4.06%	375 bp		260,500	March 2011
Westin St. Francis	1.01%	70 bp		220,000	August 2011
Fairmont Scottsdale	0.87%	56 bp		180,000	September 2011
InterContinental Chicago	1.37%	106 bp		121,000	October 2011
InterContinental Miami	1.04%	73 bp		90,000	October 2011
InterContinental Prague (c)	2.30%	120 bp	(c)	145,902	March 2012
Loews Santa Monica Beach Hotel	0.94%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	0.98%	67 bp		76,500	March 2012
Exchangeable senior notes, net of discount (d)	3.50%	Fixed		167,241	April 2012
Fairmont Chicago	1.01%	70 bp		123,750	April 2012
Hyatt Regency La Jolla	1.31%	100 bp		97,500	September 2012
Marriott London Grosvenor Square (e)	2.29%	110 bp	(e)	127,099	October 2013

				$1,744,999

(a)	Spread over LIBOR (0.31% at June 30, 2009).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of €104,000,000 at June 30, 2009. Spread over three-month EURIBOR (1.10% at June 30, 2009).
(d)	Reflects the cash coupon.
(e)	Principal balance of £77,250,000 at June 30, 2009. Spread over three-month GBP LIBOR (1.19% at June 30, 2009).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.42%	100,000	August 2013
March 2007	4.84%	100,000	July 2012
March 2009	0.70%	50,000	September 2009
March 2009	0.78%	50,000	December 2009
March 2009	0.90%	75,000	April 2010
March 2009	1.12%	50,000	December 2010
March 2009	1.38%	50,000	August 2011
March 2009	0.64%	50,000	September 2009
March 2009	1.02%	50,000	December 2010
March 2009	0.64%	50,000	December 2009
March 2009	1.04%	100,000	February 2011
March 2009	1.22%	50,000	August 2011

	2.60%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR (f)	Notional Amount	Maturity
October 2007	3.22% - 5.72%	£77,250	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
September 2008	4.53%	€104,000	March 2012

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$475,000

At June 30, 2009, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ended December 31,	Amount
2009	$17,257
2010	7,766
2011	879,266
2012	736,537
2013	116,932
Thereafter	—

1,757,758
Less discount on exchangeable senior notes	(12,759)

Total	$1,744,999

Percent of fixed rate debt including U.S. and European swaps	82.1%
Weighted average interest rate including U.S. and European swaps (g)	3.63%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.77

(f)	In April 2009, we modified the GBP LIBOR interest rate swap agreement, which adjusts the fixed pay rate from 5.72% to 3.22% for the period from January 15, 2009 through January 17, 2011.
(g)	Excludes the amortization of deferred financing costs, amortization of the discount on the exchangeable senior notes and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Portfolio Data

Portfolio at June 30, 2009

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD June 2009 Property EBITDA	QTD June 2009 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	7%	$3,181
InterContinental Chicago (a)	Chicago, IL	792	9%	15%	6,849
Hotel del Coronado (b)	Coronado, CA	757	9%	9%	4,248
Fairmont Chicago	Chicago, IL	687	8%	8%	3,571
Fairmont Scottsdale	Scottsdale, AZ	649	8%	3%	1,662
InterContinental Miami	Miami, FL	641	8%	4%	2,005
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	1,745
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	4%	1,868
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,180
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	5%	2,221
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3%	1,376
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	9%	4,320

Total United States		6,750	81%	73%	34,226

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	-1%	(272)
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	3%	1,571

Total Mexican		413	5%	2%	1,299

Total North American		7,163	86%	75%	35,525

European:
InterContinental Prague	Prague, Czech Republic	372	5%	6%	2,764
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	7%	3,232
Paris Marriott Champs Elysees	Paris, France	192	2%	10%	4,645
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	2%	742

Total European		1,195	14%	25%	11,383

		8,358	100%	100%	$46,908

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2009

Under Construction and Completed Capital Projects (2006 - present)

(images of completed projects available on the Company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	ENO, wine tasting room *	Q2 08
	Lobby renovation	Q2 08
	Guest room renovation	Q2 08
	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06

Fairmont Scottsdale	Main building guest room renovation	Q4 08
	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Lobby renovation	Q1 09
	Michael Mina operated Bourbon Steak Restaurant	Q1 09
	Presidential suite renovation	Q1 09
	11 room expansion	Q1 09

Hotel del Coronado	Retail reconfiguration / renovation	Q2 08
	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Spa and fitness center	Q3 08
	Starbucks	Q3 06

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica Beach Hotel	Partial guest room renovation	Q4 08

Marriott London Grosvenor Square	Guest room renovation (phase II)	Q2 09
	Basement reorganization	Q4 08
	Gordon Ramsay operated Maze Grill Restaurant	Q2 08
	Concierge lounge	Q2 08
	Guest room renovation (phase I)	Q1 08

Renaissance Paris Hotel Le Parc Trocadero	Renaissance brand conversion	Q1 08

Ritz-Carlton Half Moon Bay	ENO, wine tasting room expansion*	Q3 08
	Restaurant and lounge renovation	Q3 08
	Suite renovation	Q1 08
	Outdoor patios / guest room fireplaces	Q3 06
	Ocean terrace addition	Q2 06

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite renovation / conversion - 3 room addition	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Guest room and corridor renovation	Q2 09
	Lobby bar	Q3 08

*	Strategic’s branded wine room concept

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2009

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency Phoenix as its results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2009)

Same store property revenues—11 Properties and 5,993 Rooms

	Three Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	Total
Same store property revenues	$178,391	$174,328	$138,476	$151,197	$642,392
Same store seasonality %	27.8%	27.1%	21.6%	23.5%	100.0%

Mexican Hotels (as of June 30, 2009)
Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	Total
Same store property revenues	$17,932	$20,984	$20,591	$10,373	$69,880
Same store seasonality %	25.7%	30.0%	29.5%	14.8%	100.0%

North American Hotels (as of June 30, 2009)
Same store property revenues—13 Properties and 6,406 Rooms

	Three Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	Total
Same store property revenues	$196,323	$195,312	$159,067	$161,570	$712,272
Same store seasonality %	27.6%	27.4%	22.3%	22.7%	100.0%

European Hotels (as of June 30, 2009)
Same store property revenues—5 Properties and 1,195 Rooms

	Three Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	Total
Same store property revenues	$47,302	$37,435	$25,053	$34,915	$144,705
Same store seasonality %	32.7%	25.9%	17.3%	24.1%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Hyatt Regency Phoenix as this property’s results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2009)
11 Properties
5,993 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
Average Daily Rate	$205.00	$254.98	-19.6%		$212.93	$252.36	-15.6%
Average Occupancy	69.4%	76.7%	(7.3	) pts	64.2%	72.9%	(8.7	) pts
RevPAR	$142.20	$195.55	-27.3%		$136.63	$183.89	-25.7%
Total RevPAR	$278.63	$374.01	-25.5%		$268.30	$352.77	-23.9%
Property EBITDA Margin	19.8%	28.0%	(8.2	) pts	17.0%	24.7%	(7.7	) pts

Mexican Hotels (as of June 30, 2009)
2 Properties
413 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
Average Daily Rate	$485.94	$482.13	0.8%		$513.92	$544.60	-5.6%
Average Occupancy	30.4%	72.4%	(42.0	) pts	47.2%	73.3%	(26.1	) pts
RevPAR	$147.76	$348.92	-57.7%		$242.32	$399.02	-39.3%
Total RevPAR	$275.98	$627.40	-56.0%		$414.21	$688.98	-39.9%
Property EBITDA Margin	12.5%	36.2%	(23.7	) pts	33.0%	40.5%	(7.5	) pts

North American Hotels (as of June 30, 2009)
13 Properties
6,406 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
Average Daily Rate	$213.28	$268.94	-20.7%		$227.50	$271.42	-16.2%
Average Occupancy	66.8%	76.4%	(9.6	) pts	63.1%	72.9%	(9.8	) pts
RevPAR	$142.56	$205.50	-30.6%		$143.48	$197.85	-27.5%
Total RevPAR	$278.46	$390.45	-28.7%		$277.74	$374.58	-25.9%
Property EBITDA Margin	19.4%	28.9%	(9.5	) pts	18.5%	26.5%	(8.0	) pts

European Hotels (as of June 30, 2009)
5 Properties
1,195 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
Average Daily Rate	$307.02	$391.49	-21.6%		$286.69	$357.17	-19.7%
Average Occupancy	76.2%	79.9%	(3.7	) pts	68.0%	74.6%	(6.6	) pts
RevPAR	$233.87	$312.82	-25.2%		$194.98	$266.49	-26.8%
Total RevPAR	$321.07	$445.94	-28.0%		$277.25	$380.66	-27.2%
Property EBITDA Margin	36.7%	39.0%	(2.3	) pts	32.6%	34.6%	(2.0	) pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2009 and 2008. Property EBITDA reflects property net operating income plus depreciation and amortization.

UNITED STATES HOTELS:	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$14,881	$19,361	(23.1)%		$23,855	$29,112	(18.1)%
Property EBITDA	$3,571	$6,082	41.3%		$1,991	$4,638	57.1%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	64.0%	69.0%	(5.0	) pts	55.4%	56.4%	(1.0	) pts
ADR	$209.69	$271.63	(22.8)%		$194.03	$239.47	(19.0)%
RevPAR	$134.13	$187.32	(28.4)%		$107.46	$135.06	(20.4)%
Total RevPAR	$238.04	$309.69	(23.1)%		$191.84	$232.83	(17.6)%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$16,723	$24,480	(31.7)%		$39,452	$56,692	(30.4)%
Property EBITDA	$1,662	$5,456	(69.5)%		$7,135	$16,512	(56.8)%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	64.0%	72.1%	(8.1	) pts	66.6%	75.1%	(8.5	) pts
ADR	$186.36	$243.73	(23.5)%		$221.16	$299.42	(26.1)%
RevPAR	$119.28	$175.76	(32.1)%		$147.29	$224.75	(34.5)%
Total RevPAR	$283.15	$414.51	(31.7)%		$335.85	$479.96	(30.0)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,027	$16,263	(1.5)%		$29,973	$27,665	8.3%
Property EBITDA (a)	$4,320	$4,550	(5.1)%		$7,027	$5,319	32.1%

Selected Operating Information:
Rooms	222	211	11		222	211	11
Average occupancy	76.2%	77.1%	(0.9	) pts	68.7%	71.4%	(2.7	) pts
ADR	$524.49	$581.89	(9.9)%		$548.33	$538.64	1.8%
RevPAR	$399.84	$448.70	(10.9)%		$376.65	$384.34	(2.0)%
Total RevPAR	$793.34	$847.00	(6.3)%		$745.93	$720.41	3.5%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$30,006	$39,411	(23.9)%		$58,198	$74,269	(21.6)%
Property EBITDA	$9,441	$14,703	(35.8)%		$17,947	$26,151	(31.4)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	61.6%	75.6%	(14.0	) pts	59.4%	72.5%	(13.1	) pts
ADR	$327.35	$356.86	(8.3)%		$325.26	$345.27	(5.8)%
RevPAR	$201.58	$269.72	(25.3)%		$193.31	$250.38	(22.8)%
Total RevPAR	$435.57	$572.11	(23.9)%		$424.75	$539.06	(21.2)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,229	$11,669	(29.5)%		$17,113	$21,833	(21.6)%
Property EBITDA	$1,745	$3,622	(51.8)%		$3,209	$6,128	(47.6)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	77.1%	80.8%	(3.7	) pts	73.7%	77.4%	(3.7	) pts
ADR	$148.12	$197.01	(24.8)%		$154.96	$190.60	(18.7)%
RevPAR	$114.21	$159.15	(28.2)%		$114.23	$147.49	(22.6)%
Total RevPAR	$215.81	$306.05	(29.5)%		$225.65	$286.30	(21.2)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$18,476	$24,162	(23.5)%		$29,618	$37,009	(20.0)%
Property EBITDA	$6,849	$9,732	(29.6)%		$7,418	$11,413	(35.0)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	82.5%	91.7%	(9.2	) pts	73.4%	78.6%	(5.2	) pts
ADR	$185.74	$235.39	(21.1)%		$169.48	$204.87	(17.3)%
RevPAR	$153.28	$215.85	(29.0)%		$124.34	$161.12	(22.8)%
Total RevPAR	$256.35	$335.25	(23.5)%		$206.61	$256.75	(19.5)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$10,858	$14,555	(25.4)%		$25,164	$33,624	(25.2)%
Property EBITDA (a)	$2,005	$4,220	(52.5)%		$7,135	$12,131	(41.2)%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	59.5%	69.2%	(9.7	) pts	62.6%	75.4%	(12.8	) pts
ADR	$170.70	$208.19	(18.0)%		$199.71	$228.38	(12.6)%
RevPAR	$101.57	$144.08	(29.5)%		$124.97	$172.20	(27.4)%
Total RevPAR	$186.14	$249.52	(25.4)%		$216.89	$288.22	(24.7)%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$9,808	$12,104	(19.0)%		$18,463	$24,302	(24.0)%
Property EBITDA	$2,221	$3,806	(41.6)%		$3,507	$7,182	(51.2)%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	80.7%	85.0%	(4.3	) pts	76.1%	86.8%	(10.7	) pts
ADR	$248.87	$303.43	(18.0)%		$254.48	$300.25	(15.2)%
RevPAR	$200.83	$257.82	(22.1)%		$193.71	$260.74	(25.7)%
Total RevPAR	$315.16	$388.94	(19.0)%		$298.25	$390.43	(23.6)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,938	$9,263	(14.3)%		$13,746	$16,843	(18.4)%
Property EBITDA	$1,180	$1,950	(39.5)%		$955	$2,624	(63.6)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	51.4%	61.8%	(10.4	) pts	43.8%	57.3%	(13.5	) pts
ADR	$120.25	$137.38	(12.5)%		$119.41	$132.29	(9.7)%
RevPAR	$61.82	$84.89	(27.2)%		$52.33	$75.85	(31.0)%
Total RevPAR	$242.94	$283.48	(14.3)%		$210.33	$257.73	(18.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$11,629	$16,462	(29.4)%		$20,356	$28,752	(29.2)%
Property EBITDA (a)	$1,376	$3,742	(63.2)%		$1,127	$4,519	(75.1)%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	56.5%	74.0%	(17.5	) pts	50.0%	69.3%	(19.3	) pts
ADR	$312.51	$379.08	(17.6)%		$296.92	$346.93	(14.4)%
RevPAR	$176.55	$280.52	(37.1)%		$148.46	$240.45	(38.3)%
Total RevPAR	$489.62	$693.10	(29.4)%		$430.89	$605.28	(28.8)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$12,070	$19,594	(38.4)%		$24,975	$37,586	(33.6)%
Property EBITDA	$1,868	$6,155	(69.7)%		$3,835	$9,878	(61.2)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	43.5%	62.7%	(19.2	) pts	45.4%	62.5%	(17.1	) pts
ADR	$334.26	$384.50	(13.1)%		$344.13	$377.96	(8.9)%
RevPAR	$145.42	$240.90	(39.6)%		$156.31	$236.20	(33.8)%
Total RevPAR	$334.95	$543.73	(38.4)%		$348.44	$521.51	(33.2)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$24,558	$34,667	(29.2)%		$46,958	$68,727	(31.7)%
Property EBITDA	$3,181	$7,477	(57.5)%		$5,840	$13,885	(57.9)%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	81.5%	83.5%	(2.0	) pts	70.5%	79.5%	(9.0	) pts
ADR	$165.05	$209.61	(21.3)%		$177.74	$212.88	(16.5)%
RevPAR	$134.50	$175.08	(23.2)%		$125.33	$169.29	(26.0)%
Total RevPAR	$225.83	$318.79	(29.2)%		$217.10	$316.00	(31.3)%

(a)	For the six months ended June 30, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects of $98,000.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$3,156	$7,874	(59.9)%		$9,005	$14,946	(39.7)%
Property EBITDA	$(272)	$2,328	(111.7)%		$1,620	$4,501	(64.0)%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	29.1%	70.3%	(41.2	) pts	45.0%	69.0%	(24.0	) pts
ADR	$265.74	$277.96	(4.4)%		$268.50	$280.30	(4.2)%
RevPAR	$77.45	$195.45	(60.4)%		$120.83	$193.37	(37.5)%
Total RevPAR	$144.48	$360.53	(59.9)%		$207.29	$342.17	(39.4)%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$7,217	$15,706	(54.0)%		$21,959	$36,842	(40.4)%
Property EBITDA	$1,571	$6,216	(74.7)%		$8,596	$16,459	(47.8)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	32.2%	75.2%	(43.0	) pts	50.1%	79.2%	(29.1	) pts
ADR	$762.76	$746.91	2.1%		$819.55	$863.93	(5.1)%
RevPAR	$245.31	$561.83	(56.3)%		$410.86	$684.32	(40.0)%
Total RevPAR	$458.41	$997.62	(54.0)%		$701.27	$1,170.11	(40.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	Change		2009	2008	Change
EUROPEAN HOTELS:
INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$7,260	$12,291	(40.9)%		$13,238	$20,788	(36.3)%
Property EBITDA	$2,764	$5,318	(48.0)%		$4,138	$8,098	(48.9)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	56.1%	74.4%	(18.3	) pts	51.7%	70.2%	(18.5	) pts
ADR	$225.18	$308.43	(27.0)%		$205.48	$262.58	(21.7)%
RevPAR	$126.31	$229.56	(45.0)%		$106.23	$184.46	(42.4)%
Total RevPAR	$214.46	$363.08	(40.9)%		$196.61	$307.04	(36.0)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,034	$6,521	(22.8)%		$9,671	$11,999	(19.4)%
Property EBITDA	$1,422	$1,668	(14.7)%		$2,775	$3,229	(14.1)%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	85.1%	86.9%	(1.8	) pts	81.2%	82.3%	(1.1	) pts
ADR	$163.53	$214.69	(23.8)%		$161.42	$204.81	(21.2)%
RevPAR	$139.23	$186.50	(25.3)%		$131.08	$168.49	(22.2)%
Total RevPAR	$198.99	$257.77	(22.8)%		$192.20	$237.15	(19.0)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,787	$11,073	(29.7)%		$12,752	$18,385	(30.6)%
Property EBITDA	$3,232	$4,915	(34.2)%		$4,763	$7,000	(32.0)%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	86.4%	71.3%	15.1	pts	71.1%	66.5%	4.6	pts
ADR	$295.95	$468.32	(36.8)%		$288.62	$438.38	(34.2)%
RevPAR	$255.67	$334.00	(23.5)%		$205.24	$291.48	(29.6)%
Total RevPAR	$361.04	$514.14	(29.8)%		$297.27	$427.42	(30.4)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$10,766	$13,707	(21.5)%		$17,528	$24,517	(28.5)%
Property EBITDA	$4,645	$6,092	(23.8)%		$7,252	$10,096	(28.2)%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	84.7%	90.3%	(5.6	) pts	73.5%	89.1%	(15.6	) pts
ADR	$616.44	$697.52	(11.6)%		$575.00	$628.97	(8.6)%
RevPAR	$522.38	$629.70	(17.0)%		$422.74	$560.50	(24.6)%
Total RevPAR	$616.19	$784.52	(21.5)%		$504.38	$701.61	(28.1)%

RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information:
Total revenues	$4,068	$4,888	(16.8)%		$6,778	$7,055	(3.9)%
Property EBITDA	$742	$907	18.2%		$624	$223	(179.8)%

Selected Operating Information:
Rooms	116	116	—		116	116	—
Average occupancy	84.0%	81.1%	2.9	pts	73.2%	62.8%	10.4	pts
ADR	$337.48	$388.06	(13.0)%		$320.56	$361.21	(11.3)%
RevPAR	$283.48	$314.83	(10.0)%		$234.80	$226.87	3.5%
Total RevPAR	$385.36	$463.07	(16.8)%		$322.83	$334.18	(3.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2009		2008		2009		2008
	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$3,571	$3,571	$6,082	$6,082	$1,991	$1,991	$4,638	$4,638
Fairmont Scottsdale	1,662	1,662	5,456	5,456	7,135	7,135	16,512	16,512
Four Seasons Washington, D.C.	4,320	4,320	4,550	4,550	7,027	7,027	5,319	5,319
Hotel del Coronado	9,441	—	14,703	—	17,947	—	26,151	—
Hyatt Regency La Jolla	1,745	1,745	3,622	3,622	3,209	3,209	6,128	6,128
InterContinental Chicago	6,849	6,849	9,732	9,732	7,418	7,418	11,413	11,413
InterContinental Miami	2,005	2,005	4,220	4,220	7,135	7,135	12,131	12,131
Loews Santa Monica Beach Hotel	2,221	2,221	3,806	3,806	3,507	3,507	7,182	7,182
Marriott Lincolnshire Resort	1,180	1,180	1,950	1,950	955	955	2,624	2,624
Ritz-Carlton Half Moon Bay	1,376	1,376	3,742	3,742	1,127	1,127	4,519	4,519
Ritz-Carlton Laguna Niguel	1,868	1,868	6,155	6,155	3,835	3,835	9,878	9,878
Westin St. Francis	3,181	3,181	7,477	7,477	5,840	5,840	13,885	13,885
Four Seasons Mexico City	(272)	(272)	2,328	2,328	1,620	1,620	4,501	4,501
Four Seasons Punta Mita Resort	1,571	1,571	6,216	6,216	8,596	8,596	16,459	16,459
InterContinental Prague	2,764	2,764	5,318	5,318	4,138	4,138	8,098	8,098
Marriott Hamburg (a)	1,422	(5)	1,668	83	2,775	13	3,229	103
Marriott London Grosvenor Square	3,232	3,232	4,915	4,915	4,763	4,763	7,000	7,000
Paris Marriott Champs Elysees (b)	4,645	1,660	6,092	2,879	7,252	1,405	10,096	4,327
Renaissance Paris Hotel Le Parc Trocadero	742	742	907	907	624	624	223	223

	$53,523	$39,670	$98,939	$79,438	$96,894	$70,338	$169,986	$134,940

Adjustments:
Impairment losses and other charges		(49,755)		—		(50,214)		—
Corporate expenses		(5,456)		(7,566)		(15,880)		(14,996)
Interest income		98		459		512		1,054
Loss on early extinguishment of debt		—		—		(883)		—
Loss on sale of noncontrolling interests in hotel properties		—		(41)		—		(46)
Equity in earnings of joint ventures		432		1,582		571		803
Foreign currency exchange (loss) gain		(1,109)		4,687		906		1,478
Other income (expenses), net		82		(177)		43		(439)
Income from discontinued operations		—		2,068		—		7,268
Depreciation expense—discontinued operations		—		461		—		1,151
Income taxes—discontinued operations		—		(265)		—		(175)
Noncontrolling interest in consolidated affiliates		(1,101)		(2,006)		(348)		(1,109)
Distributions in excess of noncontrolling interest capital		—		(784)		—		(784)
Adjustments from consolidated affiliates		(2,741)		(2,601)		(4,305)		(4,272)
Adjustments from unconsolidated affiliates		3,925		5,608		7,824		11,597
Adjustments for abandoned capital projects		—		—		—		(98)
Other adjustments		24		176		94		209

EBITDA		$(15,931)		$81,039		$8,658		$136,581

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2009 and 2008

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$3,571	$—	$3,571	$1,991	$—	$1,991
Fairmont Scottsdale	1,662	—	1,662	7,135	—	7,135
Four Seasons Mexico City	(272)	—	(272)	1,620	—	1,620
Four Seasons Washington, D.C.	4,320	—	4,320	7,027	—	7,027
Hyatt Regency La Jolla	1,745	(855)	890	3,209	(1,572)	1,637
InterContinental Chicago	6,849	(3,356)	3,493	7,418	(3,635)	3,783
InterContinental Miami	2,005	—	2,005	7,135	—	7,135
Westin St. Francis	3,181	—	3,181	5,840	—	5,840

Total Meetings & Business Hotels	23,061	(4,211)	18,850	41,375	(5,207)	36,168

Ocean Front Resorts:
Four Seasons Punta Mita Resort	1,571	—	1,571	8,596	—	8,596
Hotel del Coronado	9,441	(5,152)	4,289	17,947	(10,013)	7,934
Loews Santa Monica Beach Hotel	2,221	—	2,221	3,507	—	3,507
Ritz-Carlton Half Moon Bay	1,376	—	1,376	1,127	—	1,127
Ritz-Carlton Laguna Niguel	1,868	—	1,868	3,835	—	3,835

Total Ocean Front Resorts	16,477	(5,152)	11,325	35,012	(10,013)	24,999

European Hotels:
InterContinental Prague	2,764	—	2,764	4,138	—	4,138
Marriott Hamburg	1,422	(1,480)	(58)	2,775	(2,868)	(93)
Marriott London Grosvenor Square	3,232	—	3,232	4,763	—	4,763
Paris Marriott Champs Elysees	4,645	(4,131)	514	7,252	(8,093)	(841)
Renaissance Paris Hotel Le Parc Trocadero	742	—	742	624	—	624

Total European Hotels	12,805	(5,611)	7,194	19,552	(10,961)	8,591

Non-Core Assets:
Marriott Lincolnshire Resort	1,180	—	1,180	955	—	955

Total Non-Core Assets	1,180	—	1,180	955	—	955

	$53,523	$(14,974)	$38,549	$96,894	$(26,181)	$70,713

	% of QTD Comparable EBITDA	% of YTD Comparable EBITDA
Meetings & Business Hotels	49%	51%
Ocean Front Resorts	29%	36%
European Hotels	19%	12%
Non-Core Assets	3%	1%

Total	100%	100%